Exhibit 99.1

Inseego Reports First Quarter 2025 Financial Results

Q1 2025 revenue of $31.7 million

Q1 2025 positive Adjusted EBITDA of $3.7 million and GAAP Net Loss of $1.6 million

Ninth consecutive quarter of positive Adjusted EBITDA

SAN DIEGO—May 8, 2024—Inseego Corp. (Nasdaq: INSG) (the “Company”), a technology leader in 5G mobile and fixed wireless solutions for mobile network operators, Fortune 500 enterprises and SMBs, today reported its results for the first quarter of 2025 ended March 31, 2025.

“My first quarter at Inseego has been productive and I’m proud of the progress we’ve made executing the strategy I set in motion when I joined Inseego in January to drive durable growth, cash flow and long-term stockholder value,” said Juho Sarvikas, Chief Executive Officer of Inseego. “We delivered results within expectations and drove strong adjusted EBITDA profitability, while continuing to invest in our product roadmap and go-to-market strategy. With focus on building our FWA and MiFi portfolio, and increasing engagement around our cloud-managed solutions, we expect increasing traction as we move through 2025.”

Steven Gatoff, Chief Financial Officer of Inseego, added: “We remain focused on driving stockholder value and strengthening the company’s financial foundation. We were pleased to fully repay the remaining $15 million stub outstanding on our convertible debt on May 1st, an important step in optimizing our capital structure and enhancing our stockholder value. As we continue executing on our strategy, we remain committed to driving revenue growth, sustaining adjusted EBITDA profitability, and generating cash to support long-term value creation.”

Q1 2025 Financial Highlights

•	Revenue for Q1 2025 was $31.7 million

•	Adjusted EBITDA for Q1 2025 was $3.7 million; up $2.2 million year-over year

•	GAAP gross margin for Q1 2025 was 47.3%, up 12.0% year-over-year

Business Highlights

•	Appointed Juho Sarvikas, former President of Qualcomm North America, as Chief Executive Officer and member of the Board of Directors.

•	Made the world’s first live 5G Advanced 3GPP Release 18 data call with the new Qualcomm Dragonwing platform at Mobile World Congress Barcelona.

•	Launched Next-Generation Fixed Wireless Access outdoor CPE FW3000 with 8Rx antenna design for optimized performance, even in challenging environments.

•	Launched Inseego Wavemaker 5G cellular router FX3110 with CSpire for their new 5G Home Internet service.

•	Joined T-Mobile's Partner Plus Channel Subsidy Program which is designed to make 5G technology more accessible and affordable for businesses.

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Upcoming Investor Events

•	May 28, 2025 – TD Cowen 53rd Annual Technology, Media & Telecom Conference (New York, NY)

•	June 3, 2025 – Stifel 2025 Boston Cross Sector 1x1 Conference (Boston, MA)

Q2 2025 Guidance

–	Total revenue in the range of $37.0 million to $40.0 million.

–	Adjusted EBITDA in the range of $2.5 million to $3.5 million.

Our Q2 2025 financial guidance does not include any potential impact of the evolving tariff environment.

Conference Call Information

Inseego will host a conference call and live webcast today at 5:00 p.m. ET. A Q&A session will be held live directly after the prepared remarks. To access the conference call:

•	Online, visit https://investor.inseego.com/events-presentations

•	Those without internet access or unable to pre-register may dial in by calling:

•	In the United States, call 1-877-550-1707

•	International parties can access the call at 1-848-488-9020

An audio replay of the conference call will be available one hour after the call through May 22, 2025. To hear the replay, parties in the United States may call 1-877-344-7529 and enter access code 4402392 followed by the # key. International parties may call 1-412-317-0088. In addition, the Inseego Corp. press release will be accessible from the Company's website before the conference call begins.

About Inseego Corp.

Inseego Corp. (Nasdaq: INSG) is the industry leader in 5G Enterprise cloud WAN solutions with millions of end customers and thousands of enterprise and SMB customers on its 4G, 5G and cloud platforms. Inseego’s 5G Edge Cloud combines the industry’s best 5G technology, rich cloud networking features and intelligent edge applications. Inseego powers new business experiences by connecting distributed sites and workforces, securing enterprise data and improving business outcomes with intelligent operational visibility—all over a 5G network. For more information on Inseego, visit www.inseego.com.

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Cautionary Note Regarding Forward-Looking Statements

Some of the information presented in this news release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address expected future business and financial performance and often contain words such as “may,” “estimate,” “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will” and similar words and phrases indicating future results. The information presented in this news release related to our future business outlook, the future demand for our products, and other statements that are not purely historical facts are forward-looking. These forward-looking statements are based on management’s current expectations, assumptions, estimates, and projections. They are subject to significant risks and uncertainties that could cause results to differ materially from those anticipated in such forward-looking statements. We, therefore, cannot guarantee future results, performance, or achievements. Actual results could differ materially from our expectations.

Factors that could cause actual results to differ materially from the Company’s expectations include: (1) the Company’s dependence on a small number of customers for a substantial portion of our revenues; (2) the future demand for wireless broadband access to data and asset management software and services and our ability to accurately forecast; (3) the growth of wireless wide-area networking and asset management software and services; (4) customer and end-user acceptance of the Company’s current product and service offerings and market demand for the Company’s anticipated new product and service offerings; (5) our ability to develop sales channels and to onboard channel partners; (6) increased competition and pricing pressure from participants in the markets in which the Company is engaged; (7) dependence on third-party manufacturers and key component suppliers worldwide; (8) the impact of fluctuations of foreign currency exchange rates; (9) the impact of supply chain challenges on our ability to source components and manufacture our products; (10) unexpected liabilities or expenses; (11) the Company’s ability to introduce new products and services in a timely manner, including the ability to develop and launch 5G products at the speed and functionality required by our customers; (12) litigation, regulatory and IP developments related to our products or components of our products; (13) the Company’s ability to raise additional financing when the Company requires capital for operations or to satisfy corporate obligations; (14) the Company’s plans and expectations relating to acquisitions, divestitures, strategic relationships, international expansion, software and hardware developments, personnel matters, and cost containment initiatives, including restructuring activities and the timing of their implementations; (15) the global semiconductor shortage and any related price increases or supply chain disruptions, (16) the potential impact of COVID-19 or other global public health emergencies on the business, (17) the impact of high rates of inflation and rising interest rates, (18) the impact of import tariffs on our materials and products, and (19) the impact of geopolitical instability on our business.

These factors, as well as other factors set forth as risk factors or otherwise described in the reports filed by the Company with the SEC (available at www.sec.gov), could cause results to differ materially from those expressed in the Company’s forward-looking statements. The Company assumes no obligation to update publicly any forward-looking statements, even if new information becomes available or other events occur in the future, except as otherwise required under applicable law and our ongoing reporting obligations under the Securities Exchange Act of 1934, as amended.

Non-GAAP Financial Measures

Inseego Corp. has provided financial information in this press release that has not been prepared in accordance with GAAP. Adjusted EBITDA and non-GAAP operating costs and expenses, for example, exclude preferred stock dividends, share-based compensation expense, amortization of intangible assets purchased through acquisitions, amortization of discount and issuance costs related to our 2025 Notes and revolving credit facility, fair value adjustments on derivative instruments, and other non-recurring expenses. Adjusted EBITDA excludes interest, taxes, depreciation, amortization, impairment of capitalized software, impairment of long-lived assets, debt restructuring costs and divestiture related costs, along with certain other non-recurring expenses and foreign exchange gains and losses.

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Adjusted EBITDA, non-GAAP cost of revenues, and non-GAAP operating costs and expenses are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. These non-GAAP financial measures have limitations as an analytical tool. They are not intended to be used in isolation or as a substitute for cost of revenues, operating expenses, net loss, net loss per share or any other performance measure determined in accordance with GAAP. We present these non-GAAP financial measures because we consider them to be an important supplemental performance measure.

We use these non-GAAP financial measures to make operational decisions, evaluate our performance, prepare forecasts and determine compensation. Further, management and investors benefit from referring to these non-GAAP financial measures in assessing our performance when planning, forecasting and analyzing future periods. Share-based compensation expenses are expected to vary depending on the number of new incentive award grants issued to both current and new employees, the number of such grants forfeited by former employees, and changes in our stock price, stock market volatility, expected option term and risk-free interest rates, all of which are difficult to estimate. In calculating non-GAAP financial measures, we exclude certain non-cash and one-time items to facilitate comparability of our operating performance on a period-to-period basis because such expenses are not, in our view, related to our ongoing operational performance. We use this view of our operating performance to compare it with the business plan and individual operating budgets and in the allocation of resources.

We believe that these non-GAAP financial measures are helpful to investors in providing greater transparency to the information used by management in its operational decision-making. The Company believes that using these non-GAAP financial measures also facilitates comparing our underlying operating performance with other companies in our industry, which use similar non-GAAP financial measures to supplement their GAAP results.

In the future, we expect to continue to incur expenses similar to the non-GAAP adjustments described above, and the exclusion of these items in the presentation of our non-GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent, or non-recurring. Investors and potential investors are cautioned that material limitations are associated with using non-GAAP financial measures as an analytical tool. The limitations of relying on non-GAAP financial measures include, but are not limited to, the fact that other companies, including other companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative tool.

Investors and potential investors are encouraged to review the reconciliation of our non-GAAP financial measures in this press release with our GAAP financial results.

Investor Relations Contact:

Matt Glover, Gateway Group: (949) 574-3860

IR@inseego.com

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INSEEGO CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except share and per share data)

(Unaudited)

	Three Months Ended March 31,
	2025	2024
Revenues:
Mobile solutions	$17,790	$15,270
Fixed wireless access solutions	1,903	14,182
Product	19,693	29,452
Services and other	11,980	8,053
Total revenues	31,673	37,505
Cost of revenues:
Product	15,396	22,713
Services and other	1,294	1,548
Total cost of revenues	16,690	24,261
Gross profit	14,983	13,244
Operating costs and expenses:
Research and development	4,535	4,683
Sales and marketing	3,934	3,839
General and administrative	4,490	3,955
Depreciation and amortization	2,064	3,292
Impairment of capitalized software	384	420
Total operating costs and expenses	15,407	16,189
Operating income (loss)	(424)	(2,945)
Other (expense) income:
Interest expense	(1,026)	(2,179)
Other income (expense), net	303	(375)
Income (Loss) before income taxes	(1,147)	(5,499)
Income tax provision	23	17
Income (Loss) from continuing operations	(1,170)	(5,516)
Income (loss) from discontinued operations, net of income tax provision	(400)	1,061
Net income (loss)	(1,570)	(4,455)
Preferred stock dividends	(864)	(790)
Net income (loss) attributable to common stockholders	$(2,434)	$(5,245)
Per share data:
Net earnings (loss) per share
Basic and diluted
Continuing operations	$(0.14)	$(0.53)
Discontinued operations	$(0.03)	$0.09
Basic and diluted earnings per share*	$(0.16)	$(0.44)
Weighted-average shares used in computation of net earnings (loss) per share
Basic and diluted	15,002,003	11,879,719

(*) Adjusted retroactively for reverse stock split that occurred on January 24, 2024

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INSEEGO CORP.

CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	March 31, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$35,149	$39,596
Accounts receivable, net	12,091	13,803
Inventories	15,113	13,575
Prepaid expenses and other	3,808	5,926
Total current assets	66,161	72,900
Property, plant and equipment, net	922	1,102
Intangible assets, net	18,864	18,747
Goodwill	3,949	3,949
Operating lease right-of-use assets	2,592	2,855
Other assets	508	446
Total assets	$92,996	$99,999
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$18,059	$18,433
Accrued expenses and other current liabilities	26,066	30,133
2025 Convertible Notes, net	14,938	14,905
Total current liabilities	59,063	63,471
Long-term liabilities:
Operating lease liabilities	2,262	2,627
Deferred tax liabilities, net	177	174
2029 Senior Secured Notes, net	41,775	41,830
Other long-term liabilities	2,714	4,755
Total liabilities	105,991	112,857
Commitments and contingencies
Stockholders’ deficit:
Preferred stock (aggregate liquidation preference of $39.3 million as of March 31, 2025)	–	–
Common stock	15	15
Additional paid-in capital	894,825	892,534
Accumulated other comprehensive loss	224	218
Accumulated deficit	(908,059)	(905,625)
Total stockholders’ deficit	(12,995)	(12,858)
Total liabilities and stockholders’ deficit	$92,996	$99,999

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INSEEGO CORP.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended March 31,
	2025	2024
Cash flows from operating activities:
Net income (loss)	$(1,570)	$(4,455)
Adjustments to reconcile net loss to net cash used in (provided by) operating activities:
(Income) Loss from discontinued operations, net of tax	400	(1,061)
Depreciation and amortization	2,098	3,338
Provision for expected credit losses	14	(41)
Impairment of capitalized software	384	420
Provision for excess and obsolete inventory	680	128
Share-based compensation expense	1,601	688
Amortization of debt discount and debt issuance costs	(22)	489
Deferred income taxes	3	3
Non-cash operating lease expense	263	252
Changes in assets and liabilities:
Accounts receivable	1,698	238
Inventories	(2,218)	1,880
Prepaid expenses and other assets	1,346	(460)
Accounts payable	(850)	(734)
Accrued expenses and other liabilities	(6,972)	3,563
Operating lease liabilities	(322)	(306)
Operating cash flows from continuing operations	(3,467)	3,942
Operating cash flows from discontinued operations	–	1,298
Net cash used in (provided by) operating activities	(3,467)	5,240
Cash flows from investing activities:
Purchases of property, plant and equipment	(32)	–
Additions to capitalized software development costs and purchases of intangible assets	(1,693)	(577)
Investing cash flows from continuing operations	(1,725)	(577)
Investing cash flows from discontinued operations	710	–
Net cash used in investing activities	(1,015)	(577)
Cash flows from financing activities:
Net borrowings on revolving credit facility	–	583
Proceeds from stock option exercises and employee stock purchase plan, net of taxes	42	–
Financing cash flows from continuing operations	42	583
Financing cash flows from discontinued operations	–	–
Net cash provided by financing activities	42	583
Effect of exchange rates on cash	(7)	226
Net decrease (increase) in cash and cash equivalents	(4,447)	5,472
Cash and cash equivalents, beginning of period	39,596	2,409
Cash and cash equivalents, end of period	$35,149	$7,881

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INSEEGO CORP.

Supplemental Reconciliation of GAAP Income (Loss) from Continuing Operations to Adjusted EBITDA

(In thousands)

(Unaudited)

	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024
Income (Loss) from continuing operations	$(1,170)	$(16,475)	$7,543	$79	$(5,516)
Income tax provision (benefit)	23	518	36	118	17
Interest expense, net	1,026	1,220	5,731	1,776	2,179
Loss on extinguishment of revolving credit facility	–	–	–	788	–
Gain/(loss) on debt restructurings, net	–	16,541	(12,366)	(1,324)	–
Other (income) expense, net	(303)	(14)	72	417	375
Depreciation and amortization	2,098	2,308	3,193	3,691	3,337
Share-based compensation expense	1,601	1,109	1,193	834	687
Debt restructuring costs	–	201	669	452	–
Impairment of operating lease right-of-use assets	–	–	139	–	–
Impairment of capitalized software	384	–	507	–	420
Adjusted EBITDA from continuing operations	$3,659	$5,408	$6,717	$6,831	$1,499

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

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